                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [X] Preliminary Proxy Statement       [ ]  Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        American Independence Funds Trust
                (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.



     (1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------

     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

-------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

-------------------------------------------------------------------------------

     (3) Filing party:

-------------------------------------------------------------------------------

     (4) Date filed:

-------------------------------------------------------------------------------

                        AMERICAN INDEPENDENCE FUNDS TRUST
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                     International Multi-Manager Stock Fund
                                Money Market Fund

                                 July [ ], 2004

Dear Shareholder,

On behalf of the Board of Trustees of American Independence Funds Trust (the "Trust"), I cordially invite you to attend a Special Meeting of Shareholders of the Trust, with respect to the International Multi-Manager Fund and the Money Market Fund, each a series of the Trust, to be held at 1:00 PM (Eastern time) on August 10, 2004, at the Trust's offices located at 3435 Stelzer Road, Columbus, Ohio 43219. The purpose of the Special Meeting is set forth in the formal notice of the Meeting following this letter.

INCLUDED WITH THIS LETTER ARE A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS, A PROXY STATEMENT AND A PROXY CARD. Regardless of the number of shares you own, it is important that your shares are represented and voted. If you cannot personally attend the Special Shareholders' Meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy card in the postage-paid envelope provided.

We thank you for your time and for your investment in the American Independence Funds Trust.

Sincerely,

George Stevens
President
American Independence Funds Trust

                        AMERICAN INDEPENDENCE FUNDS TRUST
                     3435 Stelzer Road, Columbus, Ohio 43219

July [ ], 2004

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

      A Special Meeting of Shareholders of the International Multi-Manager Stock Fund and the Money Market Fund, each a series (the "Funds") of American Independence Funds Trust (the "Trust"), a Delaware business trust, will be held at the Trust's offices, located at 3435 Stelzer Road, Columbus, Ohio 43219, on August 10, 2004 at 1 p.m. (Eastern time) for the following purposes:

      INTERNATIONAL MULTI-MANAGER STOCK FUND (the Fund invests all of its investable assets in the International Equity Portfolio, hereafter known as the Portfolio):

      (1)   To elect a Board of Trustees of the Portfolio's Trust;

      (2) To approve changes to certain fundamental investment policies of the Fund and the Portfolio;

      (3) To authorize the adoption of an Amended and Restated Declaration of Trust of the Portfolio;

      (4) To authorize the Trust, on behalf of the Fund, to vote at a meeting of the Portfolio's Trust to approve a Conversion Agreement;

      MONEY MARKET FUND:

      (5) To approve a change to the Fund's fundamental investment policy on concentration of investments in any one industry; and

      BOTH  FUNDS:

      (6) To transact any other business that may properly come before the Board of Trustees, or any adjournment thereof, in the discretion of the proxies or their substitutes.

      Shareholders of record at the close of business on June 14, 2004 are entitled to notice of, and to vote at, the Meeting.

George Stevens
President
American Independence Funds Trust

                        AMERICAN INDEPENDENCE FUNDS TRUST

                                 PROXY STATEMENT
                      FOR A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 10, 2004

                     International Multi-Manager Stock Fund
                                Money Market Fund
                                 (each a "Fund")

INTRODUCTION

      This proxy statement is solicited by the Board of Trustees (the "Board") of American Independence Funds Trust (the "Trust") for voting at the special meeting of shareholders of the Trust to be held at 1:00 p.m. (Eastern Standard time) on August 10, 2004, at the Trust's offices at 3435 Stelzer Road, Columbus, Ohio 43219, and at any and all adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

      The International Multi-Manager Stock Fund seeks its investment objectives by investing all of its investable assets in International Equity Portfolio ("Portfolio") of the AMR Investment Services Trust ("AMR Trust"), which has investment objectives identical to the Fund. AMR Investment Services, Inc. serves as manager and administrator to the AMR Trust (the "Manager"). At a meeting of interest holders of the AMR Trust, the Fund will vote its interest in the Portfolio of the AMR Trust in proportion to the votes cast by the Fund's shareholders when a meeting of interest holders of the Portfolio of the AMR Trust is called. The Trust or Fund will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. Because the Trust's/Fund's votes are proportionate to its percentage interest in the AMR Trust, the majority of the AMR Trust's interest holders could approve an action against which a majority of the outstanding voting securities of the Trust, on behalf of the Fund, had voted. Similarly, the majority of the Portfolio's interest holders could approve an action against which a majority of the voting securities of the Fund had voted.

ANNUAL AND SEMI-ANNUAL REPORT

      COPIES OF THE FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, PREVIOUSLY HAVE BEEN SENT TO SHAREHOLDERS. THIS PROXY STATEMENT SHOULD BE READ IN CONJUNCTION WITH THE ANNUAL REPORT. COPIES OF THE REPORTS ARE AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE TRUST, 3435 STELZER ROAD, COLUMBUS, OHIO 43219, OR BY CALLING 1-888-266-8787.

PROPOSALS FOR SHAREHOLDER APPROVAL

      The table below has been prepared to assist you in determining which proposals apply to the Funds(s) you own. You are only being asked to vote on the proposals that are indicated with a check mark next to the Funds(s) you own.

       FUNDS                                         PROPOSALS
       -----                                         ---------
INTERNATIONAL MULTI-                PROPOSAL 1:
MANAGER STOCK FUND                  Election of Board of Trustees of the AMR
                                    Trust.

INTERNATIONAL MULTI-                PROPOSAL 2(a):
MANAGER STOCK FUND
                                    Approval of a change to the fundamental
                                    investment limitation on investments in
                                    commodities with respect to the Fund and the
                                    Portfolio.

INTERNATIONAL MULTI-                PROPOSAL 2(b):
MANAGER STOCK FUND
                                    Approval of a change to the fundamental
                                    investment limitation on lending securities
                                    with respect to the Fund and the Portfolio.

INTERNATIONAL MULTI-                PROPOSAL 2(c):
MANAGER STOCK FUND

                                    Approval of deleting the fundamental
                                    investment limitation on affiliated
                                    transactions with respect to the Fund and the and the Portfolio.

INTERNATIONAL MULTI-                PROPOSAL 2(d):
MANAGER STOCK FUND

                                    Approval of a change to the fundamental
                                    investment limitation on the issuance of senior securities with respect to the Fund and the Portfolio.

INTERNATIONAL MULTI-                PROPOSAL 2(e):
MANAGER STOCK FUND
                                    Approval of a change to the fundamental
                                    investment limitation on  borrowing with
                                    respect to the Fund and the Portfolio.

INTERNATIONAL MULTI-                PROPOSAL 3:
MANAGER STOCK FUND
                                    Approval of an Amended and Restated
                                    Declaration of Trust for the AMR Trust.

INTERNATIONAL MULTI-                PROPOSAL 4:
MANAGER STOCK FUND
                                    Approval of a Conversion Agreement and a
                                    related new Declaration of Trust for the AMR
                                    Trust.

MONEY MARKET FUND                   PROPOSAL 5:

                                    Approval of a change to the Fund's
                                    fundamental investment limitation on
                                    concentration of investments in any one
                                    industry.

SOLICITATION OF PROXIES

      The Board is soliciting votes from shareholders of each Fund with respect to each Proposal. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card(s) on or about July [ ], 2004. In addition to solicitation by mail, certain officers and representatives of the Trustees, officers and employees of the Trust's investment adviser or their affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. (See "Shareholder Meeting Costs and Voting Procedures".)

      The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

      Each share of each Fund is entitled to one vote on each proposal and on each other matter that it is entitled to vote upon at the Meeting.

      Each valid proxy that the Trust receives will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given on an executed proxy that has been returned to us, that proxy will be voted FOR the proposal. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, or by voting in person at the Meeting.

      Each of proposals 2, 3, 4, and 5 requires the affirmative vote of a "majority of the outstanding voting securities" of the applicable Fund. The term "majority of the outstanding voting securities" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. Proposal 1 requires the affirmative vote of a plurality of votes cast of the International Multi-Manager Stock Fund.

      The Board of Trustees of the Trust has fixed the close of business on June 14, 2004 as the record date (the "Record Date") for determining holders of the Funds' shares entitled to notice of and to vote at the Meeting. See "Substantial Shareholders" for record date shares of each Fund.

      PROPOSAL 1 (Shareholders of the International Multi-Manager Stock Fund only)

                   ELECTION OF BOARD OF TRUSTEES OF AMR TRUST

      The Portfolio is presently soliciting votes for this proposal and Proposals 2, 3, and 4 to be voted at a meeting of interestholders of the Portfolio on August 11, 2004. The Trust will cast its vote on behalf of the Fund at the interestholders' meeting of the Portfolio in proportion to the votes received by Fund shareholders with respect to Proposals 1, 2 , 3 and 4. Proposal 1 relates to the election of eight Trustees to the Board of Trustees of the AMR Trust (the "AMR Trust Board"). The AMR Trust Board has nominated the individuals listed below for election as Trustees, each to hold office until the next annual meeting of shareholders and until his or her successor is elected and qualified. Five of the nominees (William F. Quinn, Alan D. Feld, Stephen D. O'Sullivan, R. Gerald Turner and Kneeland Youngblood) currently serve as Trustees of the AMR Trust. Each nominee has indicated a willingness to serve if elected. If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election. Only shareholders of the International Multi-Manager Fund are being asked to vote on the election of Trustees for the AMR Trust.

      W. Humphrey Bogart, Brenda A. Cline and Richard A. Massman were selected by the AMR Trust Board's Nominating Committee and recommended to the independent AMR Trust Board members for election on April 29, 2004. The independent AMR Trust Board members nominated and recommended their election by shareholders on April 29, 2004.

      Messrs. Quinn and Feld are deemed to be "interested persons" of the AMR Trust, as defined by the 1940 Act. Mr. Quinn is President of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP ("Akin, Gump") has provided legal services within the past two years to one or more investment advisers of the AMR Trust.

      The persons named as proxies on the enclosed proxy card will vote FOR the election of the nominees listed below unless the shareholder specifically indicates on his or her proxy card a desire to withhold authority to vote for any nominee.

      The eight nominees for Trustee of the AMR Trust Board, their ages, a description of their principal occupations during the past five years, and the number of AMR Trust shares owned by each are listed in the tables below. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, TX 76155. None of the nominees hold shares of the Funds.


                         POSITION,                              NUMBER OF
                          TERM OF                             PORTFOLIOS IN
                        OFFICE AND                            FUND COMPLEX*
                         LENGTH OF        PRINCIPAL            OVERSEEN BY
                           TIME          OCCUPATION(S)         TRUSTEE OR
  NAME, AGE AND          WITH THE         DURING PAST 5       NOMINEE FOR
     ADDRESS              TRUSTS            YEARS               TRUSTEE                    CURRENT DIRECTORSHIPS
-----------------     ---------------   ----------------    ------------------   ---------------------------------------------
INTERESTED
TRUSTEES/NOMINEES

                      Term Lifetime
                      of Trust
                      until removal,
                      resignation or
                      retirement**

William F.            Trustee and       President, AMR              25           Director, American Airlines Federal Credit
Quinn*** (56)         President of      Investment                               Union (1979-1986, 2003-Present); Chairman,
                      the Trust since   Services, Inc.                           American  Airlines Federal Credit Union (1989-
                      1987 and the      (1986-Present).                          2003); Chairman, Defined  Benefit Sub-
                      AMR Trust since                                            Committee, Committee for the Investment
                      1995                                                       of Employee Benefits (1982-Present); Director,
                                                                                 Crescent Real Estate Equities, Inc. (1994-
                                                                                 Present); Director, Pritchard, Hubble & Herr,
                                                                                 LLC (investment adviser) (2001-Present);
                                                                                 Advisory Director, Southern Methodist
                                                                                 University Endowment Fund (1996-Present);
                                                                                 Member of Advisory Board, Southern Methodist
                                                                                 University Cox School of Business (1999-
                                                                                 Present).

                         POSITION,                              NUMBER OF
                          TERM OF                             PORTFOLIOS IN
                        OFFICE AND                            FUND COMPLEX*
                         LENGTH OF        PRINCIPAL            OVERSEEN BY
                           TIME          OCCUPATION(S)         TRUSTEE OR
NAME, AGE AND            WITH THE         DURING PAST 5       NOMINEE FOR
   ADDRESS                TRUSTS            YEARS               TRUSTEE                    CURRENT DIRECTORSHIPS
--------------        ---------------   ----------------    ------------------   ---------------------------------------------
Alan D.               Trustee of the    Partner, Akin,              25           Director, Clear Channel Communications
Feld*** (67)          Trust and the     Gump, Strauss,                           (1984-Present); Trustee, CenterPoint
                      AMR Trust since   Hauer & Feld, LLP                        Properties (1994-Present).
                      1996              law firm)(1960-
                                        Present).

NON-INTERESTED
TRUSTEES

                      Term Lifetime
                      of Trust until
                      removal,
                      resignation or
                      retirement**

Stephen D.            Trustee of the    Consultant                  25           None.
O'Sullivan(68)        Trust since       (1994-Present).
                      1987 and the
                      AMR Trust since
                      1995

R. Gerald             Trustee of the    President,                  25           Director, J.C. Penney Company, Inc.(1996-
Turner (58)           Trust and the     Southern                                 Present); Director, Kronus Worlwide Inc.
225 Perkins           AMR Trust since   Methodist                                (chemical manufacturing) (2003-Present);
Admin. Bldg.,         2001              University                               Director, First Broadcasting Investment
Southern                                (1995-Present).                          Partners, LLC (2003-Present); Member, United
Methodist                                                                        Way of Dallas Board of  Directors; Member,
Univ., Dallas,                                                                   Salvation Army of Dallas Board of Directors;
Texas 75275                                                                      Member, Methodist Hospital Advisory  Board;
                                                                                 Member, Knight Commission on Intercollegiate
                                                                                 Athletics.

Kneeland              Trustee of the    Managing Partner,           25           Trustee, The Hockaday School (1997-Present);
Youngblood(48)        Trust and the     Pharos Capital                           Director, Starwood  Hotels
100 Crescent          AMR Trust         Group, LLC (a

                         POSITION,                              NUMBER OF
                          TERM OF                             PORTFOLIOS IN
                        OFFICE AND                            FUND COMPLEX*
                         LENGTH OF        PRINCIPAL            OVERSEEN BY
                           TIME          OCCUPATION(S)         TRUSTEE OR
NAME, AGE AND            WITH THE         DURING PAST 5       NOMINEE FOR
   ADDRESS                TRUSTS            YEARS               TRUSTEE                    CURRENT DIRECTORSHIPS
--------------        ---------------   ----------------    ------------------   ---------------------------------------------
Court,Suite           since 1996        private equity                           and Resorts (2001-Present); Member, Council
1740, Dallas,                           firm) (1998-                             on Foreign Relations (1995-Present); Trustee,
Texas 75201                             Present).                                St. Mark's School of Texas (2002-Present).

NOMINEES FOR
NON-INTERESTED
TRUSTEES

W. Humphrey           Nominee for       Consultant, New             25           Board Member, Baylor University  Medical
Bogart (60)           Trustee of the    River Canada Ltd.                        Center Foundation (1992-Present).
                      Trust and the     (mutual fund
                      AMR Trust         servicing
                                        company) (1998-
                                        2003).

Brenda A.Cline        Nominee for       Vice President,             25           Trustee, Texas Christian University [INSERT
(43)                  Trustee of the    Chief Financial                          DATES]; Trustee, W.I. Cook Foundation, Inc.
301 Commerce          Trust and the     Officer,                                 (d/b/a Cook Children's Health Foundation)
Street, Suite         AMR Trust         Treasurer and                            [INSERT DATES].
2240 Fort                               Secretary,
Worth, TX                               Kimbell Art
76102                                   Foundation
                                        (1993-Present).

Richard A.            Nominee for       Senior Vice                 25           [INSERT DIRECTORSHIPS]
Massman (60)          Trustee of the    President and
                      Trust and AMR     General Counsel,
                      Trust             Hunt
                                        Consolidated,Inc.
                                        (holding company
                                        engaged in
                                        energy, real
                                        estate, farming,
                                        ranching and
                                        venture capital
                                        activities)
                                        (1994-Present).

OFFICERS

Nancy A. Eckl         Vice President    Vice President,             N/A                         N/A
(41)                  since 1990        Trust
                                        Investments, AMR
                                        Investment
                                        Services, Inc.
                                        (1990-Present).

Michael W.            Vice President    Vice President,             N/A                         N/A
Fields (50)           since 1989        Fixed Income
                                        Investments, AMR

                         POSITION,                              NUMBER OF
                          TERM OF                             PORTFOLIOS IN
                        OFFICE AND                            FUND COMPLEX*
                         LENGTH OF        PRINCIPAL            OVERSEEN BY
                           TIME          OCCUPATION(S)         TRUSTEE OR
NAME, AGE AND            WITH THE         DURING PAST 5       NOMINEE FOR
   ADDRESS                TRUSTS            YEARS               TRUSTEE                    CURRENT DIRECTORSHIPS
--------------        ---------------   ----------------    ------------------   ---------------------------------------------

                                        Investment
                                        Services, Inc.
                                        (1988-Present).

Barry Y.              Vice President    Vice President,             N/A                         N/A
Greenberg (41)        since 1995 and    Legal and
                      Secretary since   Compliance, AMR
                      2004              Investment
                                        Services, Inc.
                                        (1995-Present).

Rebecca L.            Treasurer since   Vice President,             N/A                         N/A
Harris (37)           1995              Finance, AMR
                                        Investment
                                        Services, Inc.
                                        (1995-Present).

John B.               Vice President    Vice President,             N/A                         N/A
Roberson (46)         since 1989        Director of
                                        Sales, AMR
                                        Investment
                                        Services, Inc.
                                        (1991-Present).

* The Trust, AMR Trust, American AAdvantage Mileage Funds and American AAdvantage Select Funds (collectively, the "Fund Complex") consist of 25 portfolios.

** The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 70, with the exception of Messrs. Quinn and O'Sullivan.

*** Messrs. Quinn and Feld are deemed to be "interested persons" of the Trust and the AMR Trust, as defined by the 1940 Act. Mr. Quinn is President of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust's sub-advisers.

      The AMR Trust has an Audit Committee, consisting of Messrs. Feld, O'Sullivan, Turner, and Youngblood. Except for Mr. Feld, the members of the committee are not "interested persons" of the AMR Trust, as defined by the 1940 Act (collectively, the "Non-Interested Trustees"). The Audit Committee has adopted a charter setting forth its primary duties as follows: (1) to recommend to the AMR Trust Board auditors to be retained for the next fiscal year, (2) to meet with the AMR Trust's independent auditors as necessary, (3) to consider the effect upon the Portfolio of any changes in accounting principles or practices proposed by the Manager or the auditors, (4) to review the fees charged by the auditors for audit and non-audit services, (5) to investigate improprieties or suspected improprieties in Portfolio operations, (6) to review the findings of SEC examinations and consult with the Manager on appropriate responses, and (7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met three times during the fiscal years ended October 31 and December 31, 2003.

      The AMR Trust also has a Nominating Committee that is comprised of the Non-Interested Trustees (and Mr. Feld). The Nominating Committee has adopted a charter, which is included as Appendix C, setting forth its primary duties as follows: (1) evaluate the qualifications of potential interested and Non-Interested Trustees; (2) to establish policies and procedures for the review of shareholder recommended nominees; (3) make recommendations to the full AMR Trust Board for membership on Board committees; and (4) review the Board's committee structure and duties. Shareholder recommendations for AMR Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the AMR Trust. The Nominating Committee did not meet during the fiscal years ended October 31 and December 31, 2003.

      With respect to the criteria for selecting Non-Interested Trustees, it is expected that all candidates will possess the following minimum qualifications:
(a) unquestioned personal integrity; (b) is not an "interested person" of the Manager or its affiliates within the meaning of the 1940 Act; (c) not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of the Manager and its affiliates; (d) has the disposition to act independently in respect of the Manager and its affiliates and others in order to protect the interests of the Portfolio and its shareholders; (e) has the ability to attend all of the meetings per year; (f) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial or regulatory issues; (g) has sufficient legal, financial or accounting knowledge to add value in the complex financial environment of the Funds; and (h) has the capacity for the hard work and attention to detail that is required to be an effective Non-Interested Trustee. The Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Nominating Committee finds that the candidate had additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as a Non-Interested Trustee. The Nominating Committee may use a search firm or other sources to identify and evaluating AMR Trust Board candidates.

      In recommending the election of Messrs. Bogart and Massman and Ms. Cline, the Nominating Committee noted the candidates' appropriate background experience and capabilities, integrity and diversity. The Committee also noted the importance of financial experience as a special skill, which each candidate possesses. In addition, with respect to Mr. Massman, the Committee considered his extensive legal background. As part of the nomination process, the nominees completed questionnaires requesting relevant information such as experience and material transactions. Each nominee was recommended to the Nominating Committee by the Chairman of the AMR Trust.

      During each fiscal year ended October 31, 2003 and December 31, 2003, the AMR Trust Board held a total of four meetings. Each Trustee attended all of the meetings held during this period. Each Trustee also attended all of the meetings of the committees of the Board on which he served during that time.

      Correspondence intended for each Trustee may be sent to the attention of the individual Trustee or to the Board at 4151 Amon Carter Boulevard, MD 2450, Fort Worth, TX 76155. All communications addressed to the AMR Trust Board of Trustees or any individual Trustee will be logged and sent to the AMR Trust Board or individual Trustee. The AMR Trust does not hold annual meetings and, therefore, does not have a policy with respect to Trustees' attendance at such meetings.

The Trustees and nominees who own shares of the Portfolio are listed in the following tables with the dollar range of their ownership in the Portfolio as of [June 30, 2004].

AMR TRUST FUNDS           INTERESTED TRUSTEES              NON-INTERESTED TRUSTEES
---------------           -------------------           -----------------------------
                            QUINN       FELD            O'SULLIVAN  TURNER  YOUNGBLOOD
                          --------      ----            ----------  ------  ----------
INTERNATIONAL EQUITY        Over        None              None       None     None
                          $100,000

AMR TRUST FUNDS           NOMINEES FOR NON-INTERESTED TRUSTEES
---------------           ------------------------------------
                          BOGART      CLINE      MASSMAN
                          ------     --------    -------------
INTERNATIONAL EQUITY      None       $10,001-    $1-$10,000
                                     $50,000

      During the two most recently completed calendar years, Akin, Gump provided legal services to American Airlines, Inc., an affiliate of the Manager. Mr. Feld has advised the AMR Trust that, during this period, he had no material involvement in the services provided by Akin, Gump to American Airlines, Inc., that he received no material benefit in connection with these services, and that Akin, Gump did not provide legal services to the Manager or AMR Corporation, the Manager's parent company, during this period.

      In August 1999, Ms. Cline and her husband received a personal investment loan of $300,000 from JP Morgan Chase Bank, formerly Chase Bank of Texas. JP Morgan Chase Bank is affiliated with J.P. Morgan Investment Management Inc., a sub-adviser to the Large Cap Growth Fund. The loan was secured by the investment and guaranteed by Ben Fortson, a Trustee Emeritus. The loan was satisfied in January 2003. The investments involved purchases of interests in hedge funds unaffiliated with the Fund Complex [or any advisers to the Funds].

      Prior to June 14, 2004, Mr. Massman was a Trustee of the Fidelity Pension Trust, a qualified employee benefit trust [established by Hunt Consolidated, Inc.]. Causeway Capital Management ("Causeway") perform advisory services for the Fidelity Pension Trust. Causeway is a sub-adviser to the International Equity Fund. In addition, some of the separate accounts managed, on a discretionary basis, by investment managers for the benefit of the Fidelity Pension Trust, as well as other private trusts for which Mr. Massman, prior to June 14, 2004, served as trustee, have held shares of stock in Goldman Sachs & Co., Legg Mason, Inc., Morgan Stanley and Principal Financial Group, and possibly other entities affiliated with certain sub-advisers of the Trust.

      As compensation for their service to the Fund Complex, Mr. Feld and the Non-Interested Trustees (other than Mr. O'Sullivan) and their spouses receive free air travel from American Airlines, Inc., an affiliate of the Manager. The Fund Complex pays American Airlines the flight service charges incurred for these travel arrangements. The Fund Complex also compensates each Trustee with payments in an amount equal to the Trustees' income tax on the value of this free airline travel. Mr. O'Sullivan, as a retiree of American Airlines, Inc., already receives flight benefits. Mr. O'Sullivan receives an annual retainer of $40,000, plus $1,250 for each Board meeting attended. Trustees also are reimbursed for any expenses incurred in attending Board meetings. These amounts (excluding reimbursements) are reflected in the following table for the fiscal year ended October 31, 2003. The compensation amounts below include the flight service charges paid by the AMR Trust to American Airlines.

                                                                                    TOTAL
                            AGGREGATE          PENSION OR RETIREMENT             COMPENSATION
                          COMPENSATION         BENEFITS ACCRUED AS PART          FROM THE FUND
                          FROM THE AMR               OF THE AMR                     COMPLEX
NAME OF TRUSTEE              TRUST                TRUST'S EXPENSES                 (25 FUNDS)
---------------           -------------        ------------------------          -------------
                                 INTERESTED TRUSTEES

William F. Quinn                $     0                 $0                         $      0
Alan D. Feld                    $15,832                 $0                         $ 44,211

                             NON-INTERESTED TRUSTEES

Ben Fortson*                 $  2,743                   $0                         $  7,659
Dee J. Kelly, Jr.**          $  7,048                   $0                         $ 19,682
Stephen D. O' Sullivan       $ 16,115                   $0                         $ 45,000
R. Gerald Turner             $  5,834                   $0                         $ 16,291
Kneeland Youngblood          $ 12,966                   $0                         $ 36,207

* Mr. Fortson retired from the Trust effective February 28, 2002. He now serves as Trustee Emeritus.

**    Mr. Kelly resigned from the Trust effective February 21, 2003.

      The AMR Trust Board has adopted an Emeritus Trustee and Retirement Plan. The Plan provides that a Trustee who has reached the age of 70 must retire from the AMR Trust Board by the end of the calendar year in which the Trustee turns 70 and may elect Trustee Emeritus status. Alternately, a Trustee who has served on the AMR Trust Board for at least 5 years may elect to retire from the Boards at an earlier age and immediately assume Trustee Emeritus status. A person may serve as a Trustee Emeritus and receive related retirement benefits for a period up to a maximum of 10 years. Only those Trustees who retire from the AMR Trust Board and elect Trustee Emeritus status may receive retirement benefits under the Plan. A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Fund Complex; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the AMR Trust Funds.

                                                                           DRAFT

REQUIRED VOTE

      Election of each nominee as a Trustee of the AMR Trust requires the vote of a plurality of the votes cast at the Meeting in person or by proxy, provided that a quorum is present. Shareholders who vote FOR Proposal 1 will vote FOR each nominee. THOSE SHAREHOLDERS WHO WISH TO WITHHOLD THEIR VOTE ON ANY SPECIFIC NOMINEE(S) MAY DO SO ON THE PROXY CARD.

               THE AMR TRUST BOARD AND THE BOARD EACH UNANIMOUSLY
                     RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                       EACH OF THE NOMINEES IN PROPOSAL 1

      PROPOSAL 2 (Shareholders of the International Multi-Manager Stock Fund only)

                         APPROVAL OF CERTAIN CHANGES TO
                         THE FUND'S AND THE PORTFOLIO'S
                         FUNDAMENTAL INVESTMENT POLICIES

      As previously discussed in Proposal 1, the Fund is expected to cast its vote in connection with the proposals to be voted at the interestholders' meeting of the Portfolio on August 11, 2004. The AMT Trust Board seeks shareholder approval to modify certain fundamental investment policies of the Portfolio and, accordingly, the Fund's Board seeks shareholder approval to modify the same certain fundamental investment policies of the Fund. For easier reading throughout this section, the term "Fund" is used to refer to either the Fund or the Portfolio. These fundamental investment policies were adopted pursuant to the 1940 Act and can be changed only with shareholder approval ("fundamental policies"). Some of these fundamental policies reflect past regulatory, business or industry conditions, practices or requirements that are no longer in effect. Accordingly, the Board seeks to simplify and modernize the Fund's fundamental policies and to provide for greater flexibility in managing the Funds' assets. Summary descriptions of each proposed change to the Fund's fundamental policies are set forth below, together with a summary of the text of the corresponding current fundamental policies. Policies and limitations that the Fund has not specifically designated as being fundamental are considered to be non-fundamental and may be changed by the Board of Trustees without shareholder approval. The Trust has adopted fundamental investment policies identical to those of the Portfolio. Thus, shareholders of the Fund are also being asked to vote on changing these policies with respect to the Portfolio. Each of the AMR Trust Board and the Board has determined that each recommended change is in the best interest of shareholders.

      PROPOSALS 2(a) : CHANGE IN FUNDAMENTAL POLICY ON INVESTMENTS IN
COMMODITIES.

      The Fund currently has adopted a fundamental policy of the Portfolio that provides the Portfolio may not:

      Purchase or sell commodities (including direct interests and/or leases in oil, gas or minerals) or commodities contracts, except with respect to forward foreign currency exchange contracts and foreign currency futures contracts when consistent with other policies and limitations described in the Prospectuses. In addition, the Portfolio may purchase or sell futures contracts and options on futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock market.

      In order to simplify this fundamental investment restriction and to make the policy uniform among other funds managed by the Manager, the AMR Board and Board each proposes that this policy be changed as follows:

      The Portfolio may not invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

      There is no current intention by the Portfolio to change its investment strategies as a result of a change to this restriction.

      PROPOSAL 2(b): CHANGE IN FUNDAMENTAL POLICY ON LENDING SECURITIES.

      The Fund currently has adopted a fundamental policy of the Portfolio that provides that the Portfolio may not:

      Make loans to any person or firm, provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or (ii) the entry into repurchase agreements and further provided, however, that the Portfolio may lend its portfolio securities to broker-dealers or other institutional investors in accordance with the guidelines stated in the SAI [Statement of Additional Information].

      The Board proposes that this policy be changed as follows:

      The Portfolio may not lend any security or make any other loan except (1) as otherwise permitted under the 1940 Act, (2) pursuant to a rule, order or interpretation issued by the SEC or its staff, (3) through the purchase of a portion of an issue of debt securities in accordance with the Portfolio's investment objective, policies and limitations, or (4) by engaging in repurchase agreements with respect to portfolio securities.

      The proposed policy provides greater flexibility in managing the Portfolio's assets by clarifying that the Portfolio may lend securities as permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff. Adoption of the proposed limitation on lending is not expected to affect the way in which the Portfolio is managed, the investment performance of the Portfolio, or the instruments in which the Portfolio invests.

      PROPOSALS 2(c): ELIMINATION OF FUNDAMENTAL POLICY REGARDING AFFILIATED TRANSACTIONS.

      The Fund currently has adopted a fundamental policy of the Portfolio that provides the Portfolio may not:

      Purchase from or sell portfolio securities to its officers, Trustees or other "interested persons" of the AMR Trust, as defined in the 1940 Act, including its investment advisers and their affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

      Each of the AMR Trust Board and the Board proposes that this policy be eliminated because it merely restates a statutory prohibition under the 1940 Act and is just one of many listed thereunder. As such, the Portfolio is fully subject to this restriction regardless of whether the Portfolio has adopted a fundamental policy with respect to these activities.

      PROPOSALS 2(d): CHANGE IN FUNDAMENTAL POLICY ON ISSUING SENIOR SECURITIES.

      The Fund currently has adopted a fundamental policy of the Portfolio that provides the Portfolio may not:

      Issue senior securities, except that the Portfolio may engage in when-issued and forward commitment securities transactions and may engage in foreign currency futures contracts and forward foreign currency exchange contracts.

      In order to clarify this fundamental investment restriction and to make the policy uniform among other funds managed by Manager, each of the AMR Trust Board and the Board proposes that this policy be changed as follows:

      The Portfolio may not issue any senior security except as otherwise permitted (1) under the 1940 Act or (2) pursuant to a rule, order or interpretation issued by the SEC or its staff.

      There is no current intention of the Portfolio to change its investment strategies as a result of a change to this restriction.

      PROPOSALS 2(e): CHANGE IN FUNDAMENTAL POLICY ON BORROWING.

The 1940 Act establishes limits on the ability of the Portfolio to borrow money. Currently, the Portfolio's fundamental limitation on borrowing states that it may not:

      Borrow money, except from banks or through reverse repurchase agreements for temporary purposes. In addition, the Balanced Fund, Emerging Markets Fund, High Yield Bond Fund, International Equity Portfolio, Large Cap Growth Fund, Large Cap Value Fund, and Small Cap Value Fund may borrow money from the Manager or any of its affiliates for temporary purposes, and the Enhanced Income Fund may borrow money as permitted by law. The aggregate amount of borrowing for each Fund shall not exceed 10% of the value of the Fund's assets at the time of borrowing. Although not a fundamental policy, the Funds intend to repay any money borrowed before any additional portfolio securities are purchased. See "Other Information" for a further description of reverse repurchase agreements.

      THE FUND'S FUNDAMENTAL POLICY REGARDING BORROWING IS SUBSTANTIALLY SIMILAR TO THE FOREGOING POLICY OF THE PORTFOLIO AND STATES THAT THE FUND MAY NOT:

      Borrow money, except that the Fund may for temporary purposes, engage in reverse repurchase agreements and borrow money from the Fund's investment adviser, any of its affiliates or banks in an aggregate amount not to exceed 10% of the value of the Fund's total assets at the time of borrowing. In addition, although not a fundamental policy, the Portfolio intends to repay any money borrowed before any additional portfolio securities are purchased.

In order to simplify this fundamental investment restriction and to make the policy uniform among other funds managed by the Manager, each of the AMR Trust Board and the Board proposes that this policy be changed as follows:

      The Fund may not borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (1) as a temporary measure, (2) by entering into reverse repurchase agreements, and (3) by lending portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

The proposed change would make the Fund's limitation on borrowing money no more restrictive than required by the 1940 Act. Each of the AMR Trust Board and the Board of Trustees believes that changing the Fund's fundamental limitation on borrowing in this manner will permit the Fund to participate in an interfund lending program that would be beneficial to the interests of shareholders of the Fund. There is no current intention of the Fund to change its investment strategies as a result of a change to this restriction other than to participate in an interfund lending program, which is described below.

On May 4, 2004, the SEC issued an order ("Order") permitting the Portfolio to participate in a credit facility whereby the Portfolio, under certain conditions, would be permitted to lend money directly to and borrow directly from other funds managed by the Manager for temporary purposes. The credit facility could provide a borrowing Portfolio with significant savings at times when the cash position of the Portfolio is insufficient to meet temporary cash requirements.

This situation could arise when shareholder redemptions exceed anticipated volumes and certain Portfolios have insufficient cash on hand to satisfy such redemptions. When the Portfolios liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). However, redemption requests normally are satisfied immediately. The credit facility would provide a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities.

The credit facility would reduce the Portfolio's potential borrowing costs and enhance the ability of the lending Portfolios to earn higher rates of interest on their short-term lending. Although the credit facility would reduce the Portfolio's need to borrow from banks, the Portfolio would be free to establish lines of credit or other borrowing arrangements with banks.

REQUIRED VOTE

      Approval of Proposals 2(a), 2(b), 2(c), 2(d) and 2(e) requires the affirmative vote of the holders of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy at the Meeting, or
(2) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. This change will not be implemented for the Portfolio, however, unless interestholders of both the Fund and any other funds investing in the Portfolio approve it.

            THE BOARDS OF EACH OF THE TRUST AND AMR TRUST UNANIMOUSLY
                     RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                                   PROPOSAL 2

      PROPOSAL 3 (Shareholders of the International Multi-Manager Fund only)

                              APPROVAL TO ADOPT AN
             AMENDED AND RESTATED DECLARATION OF TRUST OF AMR TRUST

      The AMR Trust Board has approved, and recommends that the shareholders of the AMR Trust approve the adoption of, an amended and restated Declaration of Trust in the form attached to this Proxy Statement as Appendix D ("New Declaration of Trust"). The New Declaration of Trust has been marked to show changes from the AMR Trust's existing Declaration of Trust ("Current Declaration of Trust").

      The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act without shareholder approval. This increased flexibility will, under certain circumstances, allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Funds to operate in a more efficient and economical manner. Adoption of the New Declaration of Trust will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests. Before utilizing any new flexibility that the New Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and then act in accordance with such interests.

      On May 27, 2004, the Trustees approved the form of the New Declaration of Trust and authorized the submission of the New Declaration of Trust to the Trust's shareholders for their authorization at this Meeting. The Board finds that the New Declaration of Trust is in the best interest of shareholders.

      The New Declaration of Trust amends the Current Declaration of Trust in a number of ways. The following discussion summarizes some of the more noteworthy amendments to the Current Declaration of Trust effected by the New Declaration of Trust. In addition to the changes described below, there are other non-substantive and stylistic differences between the New Declaration of Trust and the Current Declaration of Trust. The following summary is qualified in its entirety by reference to the New Declaration of Trust itself, which is attached as Appendix D to this Proxy Statement, marked to reflect changes from the Current Declaration of Trust.

CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.

      Powers of the Trustees. The New Declaration of Trust modifies the Current Declaration of Trust to allow the Trustees, on behalf of the Trust, to borrow money for temporary or emergency purposes from parties other than a bank. The Current Declaration of Trust limits this power to borrowing from bank. This change is intended to enhance the flexibility of the Board to meet its obligations and is consistent with the recent Order issued by the SEC regarding interfund lending (see discussion on pages [19 and 20]).

      Voting Powers. The New Declaration of Trust modifies the voting powers of shares. Under the New Declaration of Trust, votes will be counted based upon their relative value and not on a one share equals one vote basis, which is currently the standard in the Current Declaration of Trust. In particular, the New Declaration of Trust provides that "On any matter submitted to a vote of the Shareholders, each Shareholder shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) as to any matter on which it is entitled to vote, and each fractional dollar amount shall be entitled to a proportionate fractional vote." Each Declaration of Trust provides for no cumulative voting in the election of Trustees.

      The purpose of this recommended change is to allocate voting rights to correspond more equitably to the value of a shareholder's investment. For example, currently, a shareholder with $100 invested in a money market fund may have 100 votes while a shareholder with $100 in a non-money market fund may have only 9 or 10 votes depending upon the net asset value per share and the resulting number of shares owned.

      Quorum. The New Declaration of Trust requires that one-third of shares entitled to vote at a meeting be present in person or by proxy in order to constitute a quorum. The Current Declaration of Trust requires at least a majority of those eligible shares be present in person or by proxy to constitute a quorum. The revised provision decreases the quorum requirement from one-half to one-third of the shares outstanding. The recommended change does not affect the percentage required for shareholder approval of matters submitted for a shareholder vote. The purpose of this recommended change is to provide greater flexibility and reduce delay and costs that may be incurred with a higher quorum requirement. This change also would make the quorum provision consistent with that of the AMR Trust. Notwithstanding the revised provision, for certain transactions, the 1940 Act establishes minimum quorum requirements. For example, approval of advisory and management contracts typically requires at least a majority of eligible shares to be present in person or by proxy in order to constitute a quorum.

      Redemption of Shares. The New Declaration of Trust clarifies when the Trustees may require shareholders to redeem shares. For example, the New Declaration of Trust clarifies that Trustees may require redemption of shares in order to avoid disqualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto) by a Fund or to meet customer identification obligations under applicable anti-money laundering regulations. The Trust does not anticipate redeeming shares under the circumstances specified above in the near future.

      Reorganization or Termination of the Trust or Its Series or Classes. Unlike the Current Declaration of Trust, the New Declaration of Trust generally permits the Trustees, subject to applicable federal and state law, to merge, consolidate, reorganize, reincorporate or terminate all or a portion of the Trust or any of its Funds or classes through the sale and conveyance of its assets without shareholder approval. The Current Declaration of Trust requires shareholder approval in order to affect these types of transactions on behalf of the Trust or any of its Funds. Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit all or a portion of the Trust, a Fund or class to reorganize into another entity.

      For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize the Trust to domicile it in another state or to change its legal form. Under the Current Declaration of Trust, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, the New Declaration of Trust gives the Trustees the flexibility to reorganize all or a portion of the Trust or any of its Funds or classes and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the Trust and its Funds operate under the most appropriate form of organization.

      Similarly, under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the Trustees to terminate a Fund or class of a Fund. For example, a Fund may have insufficient assets to invest effectively or excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the Trustees may determine that terminating the Fund is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the Fund's termination may, however, make it more difficult to complete the Fund's liquidation and termination and, in general, will increase the costs associated with the termination. In such a case, it may be in the shareholders' interest to permit Fund termination without incurring the costs and delays of a shareholder meeting.

      Regardless of the provisions under the New Declaration of Trust, before allowing the Trust, a Fund, or class merger, consolidation, reorganization, reincorporation or termination to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration of Trust is also subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, shareholders would receive written notification of any transactions. In certain instances, notwithstanding the New Declaration of Trust, the 1940 Act may require shareholder approval of a particular transaction. For example, certain mergers, consolidations or reorganizations involving affiliated funds may require shareholder approval pursuant to Rule 17a-8 under the 1940 Act, notwithstanding the provisions of a fund's organizational documents.

      Future Amendments of the Declaration of Trust. The New Declaration of Trust permits the Trustees, with certain exceptions, to amend, supplement or restate the Declaration of Trust without shareholder approval. Under the New Declaration of Trust, shareholders generally have the right to vote on any amendment that would materially decrease the rights of shareholders in regard to liability and indemnification as set forth in the New Declaration of Trust. The Current Declaration of Trust, on the other hand, requires shareholder approval for all amendments or supplements except those relating to changing the name of the Trust, supplying any omission, curing any ambiguity, or curing, correcting or supplementing any defective or inconsistent provision. As mentioned above, the purpose of this change is to provide Trustees with greater flexibility in facilitating the update of the Declaration of Trust from time-to-time to reflect currently regulatory and other developments. This also would reduce the costs to the Trust in having to seek shareholder approval for each change. This change also would make the amendment provision consistent with the current amendment provisions in the Declarations of Trust for other trusts in the Fund Complex organized as Massachusetts business trusts. The Trustees remain subject to continuing fiduciary obligations to act with due care and in the shareholders' interest.

OTHER CHANGES

      Other changes to the New Declaration of Trust include:

      (1) clarifying that the Trustees may (a) create and establish (and change in any manner) shares or any funds or classes thereof with such preferences, voting powers, rights and privileges as the Trustees may, from time-to-time, (b) determine, divide or combine the shares or any funds or classes into a greater or lesser number without thereby changing the proportionate beneficial interests in the funds, (c) classify or reclassify any issued shares into one or more funds or classes of shares, (d) abolish any one or more funds or classes of shares, and (e) take such other action with respect to the shares as the Trustees may deem desirable;

      (2) clarifying that the assets belonging to each particular fund shall be charged with the liabilities of that fund and all expenses, costs, charges and reserves attributable to that fund, and that any creditor of any fund may look only to the assets of that fund to satisfy such creditor's debt;

      (3) clarifying that whenever a vacancy in the Board shall occur, until such vacancy is filled, or while any Trustee is physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy or incapacity shall be conclusive; and

      (4) clarifying the powers of the Trustees to: (a) employ certain entities as custodian of Fund assets, consistent with the 1940 Act;
            (b) borrow money, consistent with the 1940 Act; (c) allocate assets, liabilities, and expenses of the Trust to a particular Fund or class, as appropriate, or to apportion the same among two or more Funds or classes, as appropriate, provided that any liabilities or expenses incurred by a particular Fund or class be payable solely out of the assets belonging to that Fund; (d) interpret the investment policies, practices and limitations of any Fund;

            (e) invest all or a portion of the assets of any Fund in one or more open-end investment companies, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company or companies or by any other method approved by the Trustees; (f) operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations; and (g) in general, to carry on any other business in connection with or incidental to any of the Trustees' powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

REQUIRED VOTE

      Approval of Proposal 3 requires the affirmative vote of the holders of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. This proposal will not be implemented for the Portfolio or the AMR Trust, however, unless interestholders of both the Fund and any other funds investing in the Portfolio and other funds of the AMR Trust approve it.

            THE BOARDS OF EACH OF THE TRUST AND AMR TRUST UNANIMOUSLY
                          RECOMMENDS THAT SHAREHOLDERS
                              VOTE "FOR" PROPOSAL 3

                                   PROPOSAL 4

                        APPROVAL OF CONVERSION AGREEMENT
                                  FOR AMR TRUST

      Each of the AMR Trust Board and the Board has approved, and recommends that the shareholders of the investment companies investing in the Portfolio and other series of the AMR Trust (collectively, "Feeder Funds") approve, the adoption of a Conversion Agreement, in the form attached to this Proxy Statement as Appendix E, pursuant to which the AMR Trust (and therefore the Portfolios) would convert to a Massachusetts business trust ("Conversion"). In approving the Conversion, shareholders also would be approving, in effect, a new Declaration of Trust for the AMR Trust ("New AMR Trust Declaration"). The AMR Trust's Board of Trustees elected pursuant to Proposal 1 would become the Board of Trustees of the New Trust (as defined below), which would adopt and execute the New AMR Trust Declaration.

      The AMR Trust was formed in 1995 as part of the implementation of a "master-feeder" structure. At that time, the AMR Trust was organized as a New York common law trust, rather than as a Massachusetts business trust (the domicile and form for the other trusts in the Fund Complex), due to perceived federal income tax advantages. Changes to the federal tax law since then have eliminated the benefits of using the New York common law trust structure. Accordingly, to help achieve the goal of uniformity across the Fund Complex, to provide the Trustees with greater flexibility (subject to applicable law) and broader authority to act without shareholder approval, and to allow the AMR Trust to operate in a more efficient and economical manner, the Board recommends that the AMR Trust convert to a Massachusetts business trust. Each of the AMR Trust Board and the Board has determined that the Conversion is in the best interest of the AMR Trust, each Portfolio, each Feeder Fund holding an interest in a Portfolio and, as a result, is in the best interest of shareholders of that Feeder Fund.

      The Conversion will only result in a change in form and domicile of the AMR Trust. It will not result in any change in the name, investment objective, principal investment strategies, investment advisers, portfolio managers, or services providers of any Portfolio, all of which will remain the same for its corresponding New Portfolio (as defined below). If the Conversion is approved, the AMR Trust would be governed by the New AMR Trust Declaration. The New AMR Trust Declaration is substantially similar to the proposed New Declaration of Trust for the Trust (as referenced in Proposal 3), except as noted below.

      Only shareholders of the Feeder Funds, including the International Multi-Manager Stock Fund, are being asked to vote on the Conversion.

      THE FOLLOWING SUMMARIES ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE CONVERSION AGREEMENT ITSELF, WHICH IS ATTACHED AS APPENDIX E TO THIS PROXY STATEMENT, AND THE NEW AMR TRUST DECLARATION ITSELF, WHICH IS ATTACHED AS APPENDIX F TO THIS PROXY STATEMENT.

Conversion Agreement

      To accomplish the Conversion, a new "shell" trust ("New Trust") with four portfolios (each a "New Portfolio") will be organized as a Massachusetts business trust. If approved, each current Portfolio would transfer all of its assets to its corresponding New Portfolio, which would assume all of the current Portfolio's liabilities, in exchange for an interest in the New Portfolio, on a date (to be determined by the Board and the Manager) as soon as practicable following approval of the Conversion. Immediately thereafter, each Portfolio would distribute its interest in the New Portfolio to its interestholders (such as the Feeder Funds) in complete liquidation. Each Portfolio will be terminated as soon as practicable thereafter. Upon completion of the Conversion, a Feeder Fund will hold an interest in a New Portfolio, equal in net value to the interest it held in the corresponding Portfolio immediately before the Conversion.

      It is anticipated that the Conversion will not be a taxable event, with the results that (1) no Portfolio, New Portfolio, Feeder Fund, shareholder of any Feeder Fund, or any other interestholder in a Portfolio will recognize gain or loss for federal income tax purposes as a result of the Conversion, (2) a New Portfolio's tax basis in each asset it receives from a corresponding Portfolio pursuant to the Conversion will equal that Portfolio's tax basis in that asset immediately before the Conversion, and (3) a New Portfolio's holding period for each such asset will include the corresponding Portfolio's holding period therefor. It also is expected that each New Portfolio will be classified for federal tax purposes as a partnership, just as each Portfolio currently is.

      Declaration of Trust

      The New AMR Trust Declaration is substantially similar to the proposed declarations of trusts for the other trusts in the Fund Complex (all of which will be in the form of the New Declaration of Trust), except for those provisions reflecting the "partnership" features of the AMR Trust such as allocations of income, deductions, and capital gains and losses, as described below. Unlike the AMR Trust (and the Portfolios), each Feeder Fund is treated as a corporation for purposes of federal tax purposes, which differs significantly from partnership treatment. In addition, the New AMR Trust Declaration is similar to the current Amended and Restated Declaration of Trust ("Current AMR Trust Declaration") for the AMR Trust, except as described below.

      1. Comparison of the New AMR Trust Declaration against the Current AMR Trust Declaration. As mentioned above, the New AMR Trust Declaration is similar to the Current AMR Trust Declaration, except as described below. In particular, the New AMR Trust Declaration and the Current AMR Trust Declaration have similar provisions regarding: (1) liability and indemnification of interestholders and Trustees; (2) quorum requirements; (3) interestholders meetings; (4) voting; (5) amendments to the declaration; and (6) liquidation and dissolution.

      There are several noteworthy differences between the two declarations. First, the New AMR Trust Declaration has been formatted and styled in a manner consistent with the proposed New Declaration of Trust for the Trust. As a result, the format and style of the New AMR Trust Declaration differs from that of the Current AMR Trust Declaration. However, the format and style changes themselves are non-substantative and are designed to make the declaration consistent with those for the other trusts in the Fund Complex.

      Second, the New AMR Trust Declaration would permit the Trustees to effect mergers, consolidations, reorganizations and reincorporations without approval of the interestholders of a Portfolio (New Portfolio). As a result, these types of transactions would not require approval of shareholders of the corresponding Feeder Fund. The Current AMR Trust Declaration does require interestholder and, thus, shareholder, approval in order to effect these types of transactions on behalf of the AMR Trust or any of its Portfolios. Under certain circumstances, it may not be in the interestholders' (and shareholders') interest to require a meeting (and to incur the related costs) to permit all or a portion of the AMR Trust, a Portfolio (or New Portfolio) or class to merge, consolidate, reorganize or reincorporate.

      Regardless of the provisions under the New AMR Trust Declaration, before allowing the New Trust or a New Portfolio, or class to merge, consolidate or reorganize without interestholder (and shareholder) approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the interestholders' best interest. Any exercise of the Trustees' increased authority under the New AMR Trust Declaration is also subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, affected parties would receive written notification of any transactions. In certain instances, notwithstanding the New AMR Trust Declaration, the 1940 Act may require interestholder (and shareholder) approval of a particular transaction. For example, certain mergers, consolidations or reorganizations involving affiliated funds may require approval pursuant to Rule 17a-8 under the 1940 Act, notwithstanding the provisions of a fund's organizational documents.

      Third, as described further below, the New AMR Trust Declaration clarifies certain provisions reflecting the "partnership" features of the AMR Trust such as allocations of income, deductions and capital gains and losses. However, the New Trust will operate in the same manner as the AMR Trust with respect to allocations of income, deductions, capital gains and losses and related matters.

      2. Comparison of the New AMR Trust Declaration to the Proposed New Declaration of Trust for the Trust. As mentioned above, the New AMR Trust Declaration is substantially similar to the proposed New Declaration of Trust for the Trust referenced in Proposal 3. However, the New AMR Trust Declaration differs from the Trust's New Declaration of Trust principally with respect to the inclusion of provisions designed to implement each New Portfolio's federal tax classification as a partnership. These provisions, which are technical in nature, describe how a New Portfolio's income, deductions and capital gains and losses will be allocated among its interestholders, which, in turn, will impact the Feeder Funds holding an interest in that New Portfolio. The New AMR Trust Declaration also contains certain other provisions designed to comply with the applicable tax regulations governing partnerships.

REQUIRED VOTE

      Approval of Proposal 4 requires the affirmative vote of the holders of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. This proposal will not be implemented for the Portfolio or the AMR Trust, however, unless interestholders of both the Fund and any other Feeder Funds investing in the Portfolio together with Feeder Funds of other Portfolios of the AMR Trust approve it.

            THE BOARDS OF EACH OF THE TRUST AND AMR TRUST UNANIMOUSLY
                          RECOMMENDS THAT SHAREHOLDERS
                              VOTE "FOR" PROPOSAL 4

                PROPOSAL 5 (Shareholders of the Money Fund only)

                        APPROVAL OF CHANGE TO THE FUND'S
                 FUNDAMENTAL INVESTMENT POLICY ON CONCENTRATION

      As previously discussed in Proposal 2, the Board seeks to simplify and modernize certain fundamental policies of the Funds and to provide for greater flexibility in managing the Funds' assets. The Money Market Fund currently has a fundamental policy that provides it may not:

      Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry (except that this restriction does not apply to the Money Market Fund which will concentrate its investments in obligations issued by THE BANKING INDUSTRY), provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities;
      (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry [Emphasis added.]

In order to provide the Money Market Fund with greater flexibility in its investments, to reflect the continued consolidation in the banking and financial services industry, and to bring the Fund on par with many other money market funds, the Board proposes to replace the phrase "banking industry" with "financial services companies." Thus, the Board proposes that this policy be changed as follows:

      Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry (except that this restriction does not apply to the Money Market Fund which will concentrate its investments in obligations issued by FINANCIAL SERVICES COMPANIES), provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry

For purposes of this policy, financial services companies include banks, broker-dealers, insurance companies, real estate-related companies and other companies principally engaged in providing financial services to consumers and industries.

REQUIRED VOTE

      Approval of Proposal 5 requires the affirmative vote of the holders of the lesser of (1) 67% or more of the shares of the Money Market Fund present at the Meeting, if the holders of more than 50% of the outstanding Money Market Fund shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding shares of the Money Market Fund entitled to vote at the Meeting.

THE ADVISER AND SUB-ADVISERS OF THE FUNDS

INTRUST Financial Services, Inc., ("INTRUST") 105 North Main Street, Box One, Wichita, Kansas 67202, serves as the investment adviser of the Funds pursuant to an Advisory Agreement dated November 25, 1996 and an Assumption Agreement dated August 21, 2001.

The Adviser is a wholly owned subsidiary of INTRUST Bank N.A. ("INTRUST Bank") which, in turn, is a majority-owned subsidiary of INTRUST Financial Corporation (formerly, First Bancorp of Kansas), a bank holding company. INTRUST Bank and INTRUST Financial Corporation are located at 105 North Main Street, Box One, Wichita, Kansas 67202. INTRUST Bank also serves as the Custodian to certain Funds.

INTRUST employs sub-advisers to manage the assets of the Money Market Fund. The sub-advisers is:

AMR Investment Services, Inc.("AMR")

AMR serves as sub-adviser to the Money Market Fund. AMR is a wholly owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. The address of AMR and AMR Corporation is 4333 Amon Carter Blvd., MD 5645, Fort Worth, TX 76155. In addition, AMR serves as investment adviser to the International Equity Portfolio, in which the International Multi-Manager Stock invests all of its investable assets pursuant to a master-feeder agreement with AMR.

THE UNDERWRITER AND ADMINISTRATOR

The Fund's principal underwriter is BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219. BISYS also serves as the Fund's Administrator.

INDEPENDENT AUDITORS

KPMG LLP ("KPMG"), serves as the independent auditors for the Trust. KPMG provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. KPMG LLP is located at 191 West Nationwide Blvd, Suite 500,Columbus, Ohio, 43215. KPMG's reports on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

KPMG LLP has served as the Funds' independent certified public accountants since November 25, 1996, providing audit, tax and other related services. Representatives of KPMG LLP are not expected to be present at the Special Meeting.

      AUDIT FEES

      The aggregate fees billed by KPMG LLP for professional services rendered for the audit of each Fund's annual financial statements for the last respective fiscal year were as follows:

International Multi-Manager Stock Fund                   $[ ]
Money Market Fund                                        $[ ]

      ALL OTHER FEES

KPMG LLP did not provide to the Funds or bill the Funds or the Adviser or its affiliates, for any non-audit services during the Funds' recent fiscal years.

EXECUTIVE OFFICERS OF THE TRUST

      The following table provides information with respect to the executive officers of the Trust. Each executive officer is elected by the Board and serves until his successor is chosen and qualified or until his resignation or removal by the Board.

                                                                 PRINCIPAL OCCUPATION DURING PAST FIVE
NAME, ADDRESS AND AGE                   POSITION                               YEARS
George Stevens (Age 51)             President since      Vice President, BISYS Fund Services Ohio, Inc. since
                                    12/19/02             1998; Client Services Manager, BISYS Fund Services Ohio,
                                                         Inc. (1996 - 1998).

Trent Statczar (Age: 32)            Treasurer since      Director of Financial Services of BISYS Fund Services
                                    4/29/02              (2000 - pres.).  Employed by BISYS (1993 - pres.).

Curtis Barnes (Age: 50)             Secretary since      Vice President, BISYS Fund Services, Inc., 1995-present.
                                    12/6/02

SHAREHOLDER MEETING COSTS AND VOTING PROCEDURES

The Trust Instrument of the Trust provides that the presence at a shareholder meeting in person or by proxy of one-third of the shares of each Fund entitled to vote at the Meeting constitutes a quorum. Thus, the Meeting will take place on its scheduled date if one-third or more of the shares of each Fund are represented. If a quorum of shareholders of each Fund is not present or if a quorum is present but sufficient votes in favor of the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any proposal for which sufficient votes have not been received. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question of adjournment in person or by proxy. The persons named as proxies will vote in favor of any such adjournment.

Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the Meeting will be counted by persons appointed tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. Abstentions and broker non-votes have the effect of a negative vote with respect to the Proposal.

SUBSTANTIAL SHAREHOLDERS

      As of June 14, 2004, the shareholders identified below were known by the Trust to own 5% or more of the outstanding interests in each of the Funds listed below and in the following capacity:

NAME AND ADDRESS OF                                     NUMBER OF     PERCENTAGE
   SHAREHOLDER*             TYPE OF OWNERSHIP   FUND      SHARES       OF FUND
-------------------         -----------------   ----    ---------     ----------

---------------
* As of the close of business on June 14, 2004, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding share of the Trust.

      The following list sets forth the shares outstanding for each Fund as of June 14, 2004, the Record Date.

                                                      SHARES
             FUND                            OUTSTANDING AS OF 6/14/2004
International Multi-Manager Stock
         Fund
Money Market Fund

As of the date of this Proxy Statement, each Fund only offered Service Shares.

PAYMENT OF EXPENSES

The Funds will be responsible for the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals; however INTRUST Financial Services will pay any expenses associated with additional solicitations made by letter, telephone or telegraph.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its proxy statement and form of proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Trustees,

George Stevens
President
American Independence Funds Trust

July [  ], 2004

                          FORM OF CONVERSION AGREEMENT

         This Agreement is dated as of _______, 2004, among AMR INVESTMENT SERVICES TRUST, a New York common law trust ("OLD TRUST"), AMR INVESTMENT SERVICES TRUST, a Massachusetts business trust ("NEW TRUST"), and AMR INVESTMENT SERVICES, INC. ("ADVISER").

         Old Trust is a New York common law trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 ACT"), consisting of four segregated portfolios of assets ("series") listed on Schedule A hereto ("OLD PORTFOLIOS"). The parties wish to effect the conversion of Old Trust to New Trust, a recently organized Massachusetts business trust that consists of the four series listed on Schedule A ("NEW PORTFOLIOS"; and together with the Old Portfolios, "PORTFOLIOS"), and thereby to convert each Old Portfolio to the identically named New Portfolio (each such Old Portfolio and New Portfolio being "corresponding" Portfolios), through the transactions described below. Each New Portfolio will have the same investment objective and policies as its corresponding Old Portfolio. (For convenience, the balance of this Agreement will refer only to a single Conversion (as defined below), one Old Portfolio, and one New Portfolio, but the terms and conditions hereof shall apply separately to each Conversion and the corresponding Portfolios participating therein.)

         The Adviser serves as Old Trust's investment adviser and will serve as New Trust's investment adviser. It is a party to this Agreement solely for the purpose of making the representations in paragraph 5.

         In consideration of the mutual promises contained herein, the parties agree as follows:

         1.       THE CONVERSION.

         (a) Subject to the terms and conditions hereof and on the basis of and in reliance on the covenants, agreements, representations, and warranties set forth herein, as of 12:01 A.M. (Central Time) on _________, 2004 ("TRANSFER TIME"), (1) Old Portfolio shall transfer all its Assets (as defined below) to New Portfolio, (2) New Portfolio shall assume all of Old Portfolio's Liabilities (as defined below), (3) New Portfolio shall issue to Old Portfolio interests in New Portfolio having an aggregate net asset value equal to the fair market value of each Asset as of the close of regular trading on the New York Stock Exchange (currently 4:00 P.M. Eastern Time) on the last business day before the Transfer Time ("VALUATION TIME"), determined according to the policies set forth in Old Trust's registration statement, less the amount of the Liabilities ("NEW PORTFOLIO INTERESTS"), and (4) immediately thereafter Old Portfolio shall distribute the New Portfolio Interests to the holders of interests in Old Portfolio ("OLD PORTFOLIO INTERESTS") ("INTERESTHOLDERS") in complete liquidation thereof. (All such transactions are referred to herein as a "CONVERSION.") No brokerage commissions, fees (except for customary transfer fees), or other remuneration will be paid by Old Trust or New Trust in connection with the transactions contemplated hereby.

         (b) The distribution referred to in paragraph (a)(4) shall be accomplished as follows. The Adviser shall deliver to New Trust a certificate specifying each Interestholder's name, address, taxpayer identification number, and proportionate Old Portfolio Interest. On receipt thereof, a capital account on New Trust's records shall be established in the name of each Interestholder in accordance with New Trust's Declaration of Trust and shall be credited with the respective New Portfolio Interest to which such Interestholder is entitled.

         (c) As a result of the Conversion, New Trust will succeed to Old Trust's registration as an open-end management investment company under the 1940 Act.

         2.       ASSETS AND LIABILITIES.

         (a) "ASSETS" shall mean all cash, cash equivalents, securities (except as provided below), receivables (including interest and dividends receivable), claims or rights of action (except for all rights, interests, and claims of Old Portfolio or any of its Interestholders under this Agreement), rights to register shares under applicable securities laws, and other property owned by Old Portfolio and shown as assets on its books as of the Valuation Time.

         (b) "LIABILITIES" shall mean all of Old Portfolio's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Transfer Time, and whether or not specifically referred to in this Agreement.

         3. REPRESENTATIONS OF OLD TRUST. Old Trust hereby represents and warrants as follows:

         (a) The execution and delivery of this Agreement has been duly authorized by all requisite trust action and, assuming New Trust's due authorization, execution, and delivery hereof, constitutes Old Trust's valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium, and other rights affecting creditors' rights and general equitable principles;

         (b) At the Transfer Time, Old Trust will have good title to the Assets, free and clear of all mortgages, security interests, liens, charges, pledges, and other encumbrances whatsoever ("LIENS"), except Liens on assets designated to cover outstanding short sale positions and Liens on assets pledged to secure loan proceeds used for the purpose of investing. On transfer of the Assets to New Portfolio, it will acquire good title thereto, free and clear of all Liens;

         (c) Old Trust will provide New Trust with true, accurate, and complete copies of all books and records reasonably necessary in connection with Old Trust's operations, including such for federal income tax and accounting purposes, and will assist New Trust in gathering and analyzing information related to Old Trust in order for New Trust to continue Old Trust's operations as a registered investment company and to succeed to Old Trust's registration as such;

         (d) To the best of Old Trust's knowledge, the transfer is not the result of the solicitation by a promoter, broker, or investment house;

         (e) Subject to Old Trust's rights created under this Agreement, there is no indebtedness between Old Trust and New Trust, and there will be no indebtedness created in favor of Old Trust as a result of the Conversion;

         (f) At the Transfer Time, the Assets will constitute "a diversified portfolio of stocks and securities" within the meaning of Treas. Reg.ss. 1.351-1(c)(6)(i); and

         (g) To the best of Old Trust's knowledge, no Interestholder has any plan or intention to dispose of its New Portfolio Interest.

         4. REPRESENTATIONS OF NEW TRUST. New Trust hereby represents and warrants as follows:

         (a) New Portfolio has not commenced operations and will not do so until after the Conversion. Prior to the Transfer Time, there will be no issued and outstanding interests or any other securities issued by New Trust;

         (b) The execution and delivery of this Agreement has been duly authorized by all requisite trust action and, assuming Old Trust's due authorization, execution, and delivery hereof, constitutes New Trust's valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium, and other rights affecting creditors' rights and general equitable principles;

         (c) The issuance and delivery of New Portfolio Interests in accordance with this Agreement have been duly authorized by all requisite trust action; and such interests, when so issued in accordance with the provisions hereof, will be validly issued, fully paid, and non-assessable by New Trust, free and clear of all Liens;

         (d) To the best of New Trust's knowledge, the transfer is not the result of the solicitation by a promoter, broker, or investment house; and

         (e) Subject to Old Trust's rights created under this Agreement, there is no indebtedness between Old Trust and New Trust, and there will be no indebtedness created in favor of Old Trust as a result of the Conversion.

         5. REPRESENTATIONS OF THE ADVISER. The Adviser hereby represents and warrants as follows:

         (a) To the best of the Adviser's knowledge, the transfer is not the result of the solicitation by a promoter, broker, or investment house;

         (b) At the Transfer Time, the Assets will constitute "a diversified portfolio of stocks and securities" within the meaning of Treas.
Reg.ss.1.351-1(c)(6)(i);

         (c) To the best of the Adviser's knowledge, no Interestholder has any plan or intention to dispose of its New Portfolio Interest;

         (d) The Conversion will not result in diversification of Old Trust's interests within the meaning of Treas. Reg. ss. 1.351-1(c)(1)(i); and

         (e) The Assets constitute permissible investments under New Portfolio's investment policies and limitations as set forth in New Trust's registration statement.

         6. TERMINATION. This Agreement and the transactions contemplated herein may be terminated and abandoned by either party, at any time prior to the Conversion, if circumstances develop that, in the opinion of its Board of Trustees, in its sole discretion, make proceeding with this Agreement inadvisable. In the event of any such termination, there shall be no liability for damages to any party or Interestholder or their officers or agents.

         7. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the internal laws of The Commonwealth of Massachusetts.

         8. NATURE OF AGREEMENT. This Agreement is being executed by the undersigned officers of Old Trust and New Trust solely as representatives thereof, respectively, and not individually, and the obligations in this Agreement are not binding on such officers individually, but are binding only on the respective assets and property of Old Trust and New Trust.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers designated below as of the date and year first above written.

                                    AMR INVESTMENT SERVICES TRUST, a New York common law trust



                                    By: ______________________________

                                             Name: ______________________

                                             Title: _______________________



                                    AMR INVESTMENT SERVICES TRUST, a
                                    Massachusetts business trust



                                    By: ______________________________

                                             Name:______________________

                                             Title:_______________________



                                    AMR INVESTMENT SERVICES, INC.
                                    (only with respect to the representations in
                                     paragraph 5)



                                    By: ______________________________

                                             Name:______________________

                                             Title:_______________________

                                   SCHEDULE A

            OLD PORTFOLIOS                            NEW PORTFOLIOS

        (SERIES OF OLD TRUST)                      (SERIES OF NEW TRUST)

         Money Market Portfolio                     Money Market Portfolio
   Municipal Money Market Portfolio          Municipal Money Market Portfolio
U.S. Government Money Market Portfolio    U.S. Government Money Market Portfolio
    International Equity Portfolio            International Equity Portfolio

[Shareholder Name]
[Title (if applicable)]
[Address]
[Address]
[Shares Held]

                        American Independence Funds Trust

                         SPECIAL MEETING OF SHAREHOLDERS
                                 August 10, 2004

                     International Multi-Manager Stock Fund
                                Money Market Fund

SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF AMERICAN INDEPENDENCE FUNDS
TRUST

The undersigned hereby appoints Curtis Barnes and George Stevens proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the above referenced Funds (the "Fund"), each a separate series of American Independence Funds Trust, to be held at 1:00 p.m. (Eastern Standard Time) on June 14, 2004, at the Funds' offices located at 3435 Stelzer Road, Columbus, Ohio 43219, and at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on June 14, 2004.

A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. Please sign, date and return this proxy promptly. You may vote only if you held shares in the Fund at the close of business on June 14, 2004. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting including, without limitation, all matters incident to the conduct of the Meeting.

PLEASE VOTE BY FILLING IN ONE OF THE BOXES BELOW.

PROPOSAL:

                                                                                              WITHHOLD
                                                                                     FOR     AUTHORITY
PROPOSAL 1: APPLICABLE TO THE INTERNATIONAL MULTI-MANAGER STOCK FUND ONLY

TO ELECT THE FOLLOWING EIGHT NOMINEES AS TRUSTEES OF THE AMR TRUST, EACH OF WHOM
WILL SERVE UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED:

TO VOTE 100% FOR ALL CANDIDATES, JUST CHECK THIS BOX

                                      OR

TO VOTE INDIVIDUALLY, INDICATE THE PERCENTAGE OF YOUR INTERESTS THAT YOU ARE
CASTING FOR EACH NOMINEE IN THE APPROPRIATE BOXES:
                                                                                                [  ]
(1) William F. Quinn                                                                            [  ]
(2) Alan D. Feld                                                                                [  ]
(3) Stephen D. O'Sullivan                                                                       [  ]
(4) R. Gerald Turner                                                                            [  ]
(5) Kneeland Youngblood                                                                         [  ]
(6) W. Humphrey Bogart                                                                          [  ]
(7) Brenda A. Cline                                                                             [  ]
(8) Richard A. Massman                                                                          [  ]

                                                                                     FOR     AGAINST   ABSTAIN
PROPOSAL 2: APPLICABLE TO INTERNATIONAL MULTI-MANAGER STOCK FUND ONLY

To approve changes to certain fundamental investment policies of the International Multi-Manager Stock Fund and the International Equity Portfolio:

To vote 100% of your votes FOR all of these items, just check this box:             [   ]

 2(A)   INVESTMENTS IN COMMODITIES                                                  [   ]       [   ]    [   ]
 2(B)   LENDING                                                                     [   ]       [   ]    [   ]
 2(C)   DELETING AFFILIATED TRANSACTIONS                                            [   ]       [   ]    [   ]
 2(D)   ISSUING SENIOR SECURITIES                                                   [   ]       [   ]    [   ]
 2(E)   BORROWING                                                                   [   ]       [   ]    [   ]

                                                                                    FOR      AGAINST   ABSTAIN
PROPOSAL 3: APPLICABLE TO INTERNATIONAL MULTI-MANAGER STOCK FUND ONLY

To authorize the adoption of an Amended and Restated Declaration of Trust
of the Portfolio's Trust                                                            [   ]      [   ]    [   ]

                                                                                    FOR      AGAINST   ABSTAIN
PROPOSAL 4 : APPLICABLE TO INTERNATIONAL MULTI-MANGER STOCK FUND ONLY

TO authorize the Trust, on behalf of the Fund, to vote at a meeting of the
Portfolio's Trust to approve a Conversion Agreement                                 [   ]       [   ]    [   ]

                                                                                    FOR      AGAINST   ABSTAIN
PROPOSAL 5 : APPLICABLE TO MONEY MARKET FUND ONLY

TO approve a change to the Fund's fundamental investment policy on
concentration of investments in any one industry                                    [   ]       [  ]     [   ]

Signed: ____________________________________ Dated: __________________
        [Shareholder Name]

Signed: ____________________________________ Dated: __________________
        [Signature(s) (if held jointly)]

Please sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give your full title. If shares are held jointly, each shareholder should sign.